Exhibit 99.1

Press Release

Contacts:	Susan Lehman	Bonnie Mott, Investor Relations Manager
	Rockpoint Public Relations	Ikanos Communications
	510-832-6006	510-438-5360
	susan@rockpointpr.com	bmott@ikanos.com

Ikanos Communications Announces Financial Results

For Second Quarter 2007

Recent Highlights:

•	Sequential Quarterly Revenue Growth

•	Expands into Rapidly Growing GPON-Based FTTH Market

•	Debuts VDSL2 Gateway Reference Platform Featuring Atheros 802.11n XSPAN Technology

FREMONT, Calif., July 26, 2007—Ikanos Communications, Inc. (NASDAQ: IKAN), a leading developer and provider of Fiber Fast™ broadband solutions, today reported financial results for the second quarter ended July 1, 2007.

“In the second quarter, we again showed positive sequential progress as revenue grew, gross margins improved and operating expenses declined,” said Michael A. Ricci, Ikanos’ president and CEO. “The strength of both of our access and gateway businesses in Japan and Korea drove revenue this quarter as carriers continue their VDSL2 deployments.”

“I am excited to lead Ikanos because I believe that we can leverage our VDSL2 and gateway processor leadership into strong financial growth,” added Ricci. “We are already making positive strides to achieve this goal. We recently announced our expansion into the GPON-based FTTH market with our plans to develop a high performance residential gateway reference platform based on our Fusiv® Vx170 processor. By offering solutions to support both copper and fiber deployments, Ikanos will enable service providers to seamlessly deliver triple play and IPTV services over a common platform, which will result in lower costs, faster time to market and a better user experience.”

In addition, Ikanos Communications, Inc. and Atheros Communications, Inc. have jointly developed a Fusiv®-based reference platform that integrates VDSL2 and the new 802.11n draft 2.0 technologies. This reference platform provides a high-performance, wireless-enabled, xDSL residential gateway reference platform for triple play applications. The reference platform is a fully qualified solution that offers scalability and best-in-class performance.

Financial Highlights:

Revenue in the second quarter of 2007 was $25.7 million compared with revenue of $24.7 million for the first quarter of 2007 and revenue of $41.2 million for the second quarter of 2006.

Ikanos reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP) and additionally on a non-GAAP basis. Non-GAAP net income (loss), where applicable, excludes the income statement effects of stock-based compensation, certain expenses incurred in connection with a common stock offering, and certain expenses resulting from the acquisition of the network processing assets of Analog Devices, Inc., including amortization of intangible assets, fair value adjustment of the acquired inventory and in-process research and development charges. Ikanos has provided these measures because management believes these additional non-GAAP measures are useful to investors for performing financial analysis as these additional measures highlight Ikanos’ recurring operating results. Ikanos’ management uses these non-GAAP measures internally to evaluate its operating performance and to plan for its future. However, non-GAAP measures are not a substitute for GAAP measures. For a reconciliation of GAAP versus non-GAAP financial information, please see the attached schedules.

GAAP net loss for the second quarter of 2007 was $7.2 million, or $0.25 per share, on 28.4 million weighted average shares. This compares with a net loss of $9.1 million, or $0.32 per share, on 28.0 million weighted average shares in the first quarter of fiscal 2007 and with a net loss of $2.2 million, or $0.08 per share, on 27.1 million weighted average shares in the second quarter of 2006.

Non-GAAP net loss for the second quarter of 2007 was $2.9 million, or $0.10 per share, on 28.4 million weighted average shares. This compares with non-GAAP net loss of $4.6 million, or $0.16 per share, in the first quarter of fiscal 2007 and with a non-GAAP net income of $3.0 million, or $0.10 per diluted share, in the second quarter of 2006.

Revenue for the six months ended July 1, 2007 was $50.3 million, a decrease of 35%, compared with the $77.0 million reported for the six months ended July 2, 2006.

GAAP net loss for the six months ended July 1, 2007 was $16.2 million, or $0.58 per share, on 28.2 million weighted average shares. This compares with a net loss of $3.6 million, or $0.14 per share, on 25.7 million weighted average shares for the year ago period.

Non-GAAP net loss for the six months ended July 1, 2007 was $7.5 million, or $0.26 per share, compared with non-GAAP net income of $8.0 million, or $0.28 per diluted share, for the year ago period. Weighted average shares used in computing non-GAAP net income (loss) per share were 28.2 million in 2007 and 27.9 million in 2006.

Recent Strategic Highlights:

•

Ikanos is entering the rapidly growing Gigabit Passive Optical Network (GPON)-based Fiber to the Home (FTTH) market. Ikanos has licensed high-performance GPON physical (PHY) layer technology with Ethernet Layer 2 functionality from Terawave Communications, Inc., a leading global provider of GPON solutions. Ikanos will combine Terawave’s ITU-compliant GPON PHY technology and the gigabit performance Fusiv Vx170 gateway processor to develop a high-performance GPON residential gateway reference platform.

•

Ikanos and Atheros Communications, Inc. have jointly developed a Fusiv-based reference platform that integrates VDSL2 and the new draft 2.0 802.11n technologies. This reference platform combines Ikanos’ Fusiv Vx180 VDSL2 gateway processor, the industry’s fastest integrated VDSL2 gateway processor, with Atheros’ XSPAN™ draft 2.0 802.11n solutions, the Wi-Fi market’s most broadly adopted new-generation designs, to provide a high-performance, wireless-enabled xDSL residential gateway reference platform for triple play applications.

Recent Customer Highlights:

•

Ikanos’ multi-mode central office (CO) VDSL2 chipset, the Fx™100100-5, has been selected by Tailyn Communications for use in broadband products for the access, hospitality and enterprise markets. This chipset is the first in the industry to be optimized for IPTV delivery. With features such as integrated QoS and enhanced impulse noise protection schemes, the chipset offers unsurpassed triple play experiences for consumers.

•

The Fusiv Vx200 processor has been integrated into the SL1200 security gateway and RX3042H broadband router developed by ASUSTeK Computer Inc. The SL1200 and RX3042H are both designed for small office/home office (SoHo) and small and medium enterprise (SME) applications.

•	OEMs that use Ikanos chipsets have provided high-density systems to carriers for qualification in Europe and for field trials in North America.

•	Several OEMs worldwide are designing with the industry’s first integrated VDSL2 residential gateway processor – the Fusiv Vx180.

Outlook:

•	Revenue is expected to be between $28 million and $30 million in the third quarter of 2007.

•

Non-GAAP gross margins* are expected to be between 42.5% and 44.5% in the third quarter of 2007. GAAP gross margins in the third quarter of 2007 will be lower than non-GAAP gross margins, as they will include amortization of acquisition-related intangibles, and charges related to stock-based compensation expense in accordance with FAS 123(R).

•

Non-GAAP operating expenses are expected to be in the range of $17.0 to $18.5 million in the third quarter of 2007. GAAP operating expenses in the third quarter of 2007 will be higher, as they will include amortization of acquisition-related intangibles, and charges related to stock-based compensation expense in accordance with FAS 123(R).

*	The Company refers to gross margins as the result of revenue less cost of revenue divided by revenue.

Second Quarter 2007 Conference Call:

Management will review the second quarter fiscal 2007 financial results and its expectations for subsequent periods at a conference call on July 26, at 5:30 a.m. Pacific Time. To listen to the call and view the accompanying slides, please visit http://ir.ikanos.com/ and click on the link provided for the web cast or dial 913-312-1227, password 2861154. The web cast will be archived and available through August 1, 2007 at http://ir.ikanos.com/ or by calling 719-457-0820 and entering conference ID number 2861154.

About Ikanos Communications, Inc.

Ikanos Communications, Inc. (NASDAQ: IKAN) develops chipsets that enable carriers to offer Fiber Fast™ bandwidth and Gigabit network processing for enhanced triple play services. Ikanos’ multi-mode VDSL2/ADSLx and network processor solutions power access infrastructure and customer premises equipment for many of the world’s leading network equipment manufacturers. Ikanos’ solutions enable fast and cost-effective carrier rollouts of interactive broadband services, including IPTV. For more information, visit www.ikanos.com.

© 2007 Ikanos Communications, Inc. All Rights Reserved. Ikanos Communications, Ikanos, the Ikanos logo, Ikanos Programmable Operating System, CleverConnect, Eagle, Fiber Fast, Fusiv, Fx, FxS, LoopNostics, SmartLeap and VLR are among the trademarks or registered trademarks of Ikanos.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This document contains forward-looking statements that involve risks and uncertainties concerning Ikanos, including statements regarding its products, products jointly developed with third parties, customers, expected revenue for the third quarter of 2007, expected gross margins for the third quarter of 2007, and expected operating expenses for the third quarter of 2007. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties. These potential risks and uncertainties include, among others, the ability of the Company to deliver full production releases of our newer products that are accepted by our customers, our ability to complete joint development work with third parties resulting in products that are acceptable to our customers, the continued demand by telecommunications service providers for ADSL and VDSL semiconductor products, Ikanos’ continued ability to create new products and technologies, our ability to generate demand and close transactions for the sale of our products, and unexpected future costs, expenses and financing requirements. In addition, for a more extensive discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Ikanos’ Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as other reports that Ikanos files from time to time with the Securities and Exchange Commission. Ikanos is under no obligation to update these forward-looking statements to reflect events or circumstances subsequent to date of this press release.

IKANOS COMMUNICATIONS, INC.

Unaudited Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	July 1, 2007	July 2, 2006	July 1, 2007	July 2, 2006
Revenue	$25,658	$41,192	$50,326	$77,017

Cost and operating expenses:
Cost of revenue	14,614	25,076	29,870	43,636
Research and development	12,421	13,429	25,032	27,099
Selling, general and administrative	7,027	6,131	14,141	11,695
Common stock offering expenses	—	—	—	954

Total cost and operating expenses	34,062	44,636	69,043	83,384

Loss from operations	(8,404)	(3,444)	(18,717)	(6,367)
Interest income, net	1,344	1,345	2,625	2,304

Loss before income taxes	(7,060)	(2,099)	(16,092)	(4,063)
Provision for income taxes	102	110	154	223

Loss before cumulative effect of change in accounting principle, net of tax	(7,162)	(2,209)	(16,246)	(4,286)

Cumulative effect of change in accounting principle, net of tax	—	—	—	638

Net loss	$(7,162)	$(2,209)	$(16,246)	$(3,648)

Basic and diluted net loss per share:
Prior to cumulative effect of change in accounting principle, net of tax	$(0.25)	$(0.08)	$(0.58)	$(0.17)
Cumulative effect of change in accounting principle, net of tax	—	—	—	0.03

Net loss per share	$(0.25)	$(0.08)	$(0.58)	$(0.14)

Weighted average number of shares	28,404	27,083	28,209	25,728

IKANOS COMMUNICATIONS, INC.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended July 1, 2007				Three Months Ended July 2, 2006
	As Reported	Non-GAAP Adjustments		Non-GAAP	As Reported	Non-GAAP Adjustments		Non-GAAP
Revenue	$25,658	$—		$25,658	$41,192	$—		$41,192

Cost and operating expenses:
Cost of revenue	14,614	(62	) (a)	14,117	25,076	(55	) (a)	22,666
		(435	) (b)			(2,355	) (b)
Research and development	12,421	(1,921	) (a)	10,375	13,429	(964	) (a)	12,236
		(125	) (b)			(229	) (b)
Selling, general and administrative	7,027	(1,510	) (a)	5,288	6,131	(600	) (a)	4,575
		(229	) (b)			(956	) (b)

Total cost and operating expenses	34,062	(4,282)		29,780	44,636	(5,159)		39,477

Income (loss) from operations	(8,404)	4,282		(4,122)	(3,444)	5,159		1,715
Interest income and other, net	1,344	—		1,344	1,345	—		1,345

Income (loss) before income taxes	(7,060)	4,282		(2,778)	(2,099)	5,159		3,060
Provision for income taxes	102	—		102	110	—		110

Net income (loss)	$(7,162)	$4,282		$(2,880)	$(2,209)	$5,159		$2,950

Net income (loss) per shares:
Basic	$(0.25)			$(0.10)	$(0.08)			$0.11
Diluted	$(0.25)			$(0.10)	$(0.08)			$0.10
Weighted average number of shares:
Basic	28,404			28,404	27,083			27,083
Diluted	28,404			28,404	27,083			28,944

Notes:

	Three Months Ended
	July 1, 2007	July 2, 2006
(a) Stock-based compensation	$3,493	$1,619
(b) Amortization of acquired intangible assets	789	3,540

Total non-GAAP adjustments	$4,282	$5,159

IKANOS COMMUNICATIONS, INC.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

	Six Months Ended July 1, 2007				Six Months Ended July 2, 2006
	As Reported	Non-GAAP Adjustments		Non-GAAP	As Reported	Non-GAAP Adjustments		Non-GAAP
Revenue	$50,326	$—		$50,326	$77,017	$—		$77,017

Cost and operating expenses:
Cost of revenue	29,870	(87	) (a)	28,522	43,636	(99	) (a)	40,733
		(1,261	) (b)			(2,804	) (b)
Research and development	25,032	(3,746	) (a)	21,036	27,099	(1,863	) (a)	21,958
		(250	) (b)			(378	) (b)
						(2,900	) (c)
Selling, general and administrative	14,141	(2,987	) (a)	10,696	11,695	(1,609	) (a)	8,455
		(458	) (b)			(1,631	) (b)
Common stock offering expenses	—	—		—	954	(954	) (d)	—

Total cost and operating expenses	69,043	(8,789)		60,254	83,384	(12,238)		71,146

Income (loss) from operations	(18,717)	8,789		(9,928)	(6,367)	12,238		5,871
Interest income and other, net	2,625	—		2,625	2,304	—		2,304

Income (loss) before income taxes	(16,092)	8,789		(7,303)	(4,063)	12,238		8,175
Provision for income taxes	154	—		154	223	—		223

	(16,246)	8,789		(7,457)	(4,286)	12,238		7,952
	—	—		—	638	(638	) (e)	—

Net income (loss)	$(16,246)	$8,789		$(7,457)	$(3,648)	$11,600		$7,952

Net income (loss) per shares:
Basic	$(0.58)			$(0.26)	$(0.14)			$0.31
Diluted	$(0.58)			$(0.26)	$(0.14)			$0.28
Weighted average number of shares:
Basic	28,209			28,209	25,728			25,728
Diluted	28,209			28,209	25,728			27,924

Notes:

	Six Months Ended
	July 1, 2007	July 2, 2006
(a) Stock-based compensation	$6,820	$3,571
(b) Amortization of acquired intangible assets	1,969	4,813
(c) In-process research and develepment	—	2,900
(d) Common stock offering expenses	—	954
(e) Cumulative effect of change in accounting	—	(638)

Total non-GAAP adjustments	$8,789	$11,600

IKANOS COMMUNICATIONS, INC.

Unaudited Condensed Consolidated Balance Sheets

(In thousands)

	July 1, 2007	December 31, 2006
Assets
Current assets:
Cash, cash equivalents and short-term investments	$100,488	$109,638
Accounts receivable, net	12,420	15,140
Inventory	11,085	12,801
Prepaid expenses and other current assets	4,375	3,086

Total current assets	128,368	140,665
Property and equipment, net	16,605	18,073
Intangible assets, net	8,243	10,212
Goodwill	6,247	6,247
Other assets	916	660

	$160,379	$175,857

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$24,314	$31,162
Other current liabilities	841	818

Total current liabilities	25,155	31,980
Long-term liabilities	555	987

Total liabilities	25,710	32,967
Stockholders’ equity	134,669	142,890

	$160,379	$175,857